Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Contact:	Investor Relations: Susan Wright Greenfield 305-569-3449	Corporate Communications: Melissa Gracey 305-817-8117

Ramiro A. Ortiz Elected President and Chief Executive Officer of BankUnited;

Alfred R. Camner, Chairman, Announces Retirement

CORAL GABLES, Fla., Oct. 20, 2008 – BankUnited Financial Corporation (NASDAQ: BKUNA), parent company of BankUnited FSB (the bank), announced that its chairman and chief executive officer, Alfred R. Camner, is retiring today as an officer and director of the parent company and the bank.

Mr. Camner has been named founder and chairman emeritus in recognition of his central role in establishing and growing the bank.

Ramiro A. Ortiz, current president and chief operating officer, has been elected president and chief executive officer by the board of directors.

Additionally, the board has selected its vice-chairman, Lawrence H. Blum, as its new chairman, and board member Bradley S. Weiss, as its vice-chairman.

“Alfred Camner had a vision of how a bank with strong local roots and a commitment to its hometown could service customers better than its competitors, and he was right,” said Mr. Blum, the new chairman of the board.

“BankUnited is now known for unparalleled customer service as well as an abiding commitment to the communities in which we operate, and we owe Mr. Camner our deepest gratitude,” said Mr. Blum.

“Mr. Camner and the board concluded that it was the right time for the next generation of leadership to steer this institution, and we are delighted to have Ramiro Ortiz—one of the most highly regarded and respected bankers in the nation—become CEO,” added Mr. Blum.

Ramiro A. Ortiz has served as a director, president, and chief operating officer of both the bank and the parent company since 2002. He was previously chairman and chief executive officer of SunTrust Bank Miami.

“Mr. Camner has made innumerable contributions to BankUnited over the years, and we owe him a debt of gratitude,” said Mr. Ortiz.

“We will move BankUnited steadily ahead as a strong, independent company by continuing to do what we do best—focus first on the needs of our customers,” said Mr. Ortiz. “We have confidence in our good position and solid business model, our management team is second to none, and we have the best and most talented group of employees in banking I’ve ever seen.”

Commenting on Mr. Camner, board member Allen M. Bernkrant, speaking for the entire board, noted that “Mr. Camner is an exceptionally fine person who enjoys well-earned respect both inside and beyond BankUnited. His integrity, loyalty and dedication are unquestioned. All of us wish him the best in his well-deserved retirement.”

About BankUnited

BankUnited Financial Corp. is the holding company for BankUnited FSB, the largest banking institution headquartered in Florida. At June 30, 2008, BankUnited had assets of $14.2 billion.

Serving customers through 85 branches in 13 coastal counties, including Miami-Dade, Broward, Palm Beach, Martin, St. Lucie, Collier, Charlotte, Manatee, Hillsborough, Sarasota, Lee, Indian River and Pinellas, BankUnited offers a full spectrum of consumer and commercial banking products and services, including online products that can be accessed through http://www.bankunited.com. For additional information, call (877) 779-2265.

Forward-Looking Statements

This press release may contain certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “project,” “will be,” “will continue,” “will likely result,” “plan,” or words or phrases of similar meaning. Forward-looking statements are estimates and projections reflecting our best judgment and involve many uncertainties and other factors which may cause actual results to differ materially from the future results, performance or achievements expressed or implied by the forward-looking statements. These statements are based on our management’s belief and assumptions, which in turn are based on currently available information. Examples of forward-looking statements include, but are not limited to, our expectations regarding:

•	Revenues, expenses, liquidity, income, earnings per share, margin, asset growth, loan production, deposit growth, and other performance measures;

•	Expansion of operations, including branch openings, entrance into new markets, development of products and services; and

•	Discussions on the outlook of the economy, competition, regulation, taxation, company strategies, subsidiaries, investment risk, and policies.

Although we believe that the estimates and projections reflected in the forward-looking statements are reasonable, our expectations may prove to be incorrect. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made, and are not historical facts or guarantees of future performance.

Important risks and other factors that could cause actual results to differ materially from the results and events anticipated or implied by such forward-looking statements include, but are not limited to: national and regional business and economic conditions; fiscal and monetary policies; natural events such as hurricanes; changes in interest rates; a reduced demand for credit; reduced access to borrowings and deposits; a decrease in deposit flows, loan demand or deposit or other customers; risks associated with residential mortgage lending or the slowdown in the housing market, including, without limitation, continued deterioration in credit quality, reduced real estate values and slower sales; payment elections by borrowers of option ARM loans and deterioration in the ability of borrowers to repay their loans and other debts; competition from other financial service companies in our markets; potential or actual litigation; potential or actual actions by regulators, including, without limitation, new, changed or increased regulatory restrictions and the ability to comply with such restrictions; our ability to comply with regulatory consent and cease and desist orders; changes in regulations, laws, policies or standards, including, among others, changes in accounting standards, guidelines and policies; the outcome of ongoing tax audits; the issuance, redemption or deferral of payments on our debt or equity; the concentration of operations in Florida; reliance on other companies for products and services; the impact of war and the threat and impact of terrorism; volatility in the market price of our common stock; unfavorable conditions in the capital markets; the possible loss of key personnel; the possible inability to successfully implement our agreements with regulators or our strategic initiatives; and other economic, competitive, servicing capacity, governmental, regulatory and technological factors affecting our operations, prices, products and delivery of services. Neither the success, timing nor terms of our capital raising efforts are certain. Without limiting the foregoing, we are not able to make any assurances that: (a) the increased rate of sale of foreclosed homes will continue in future periods, (b) the percentage of unsold homes in escrow or under negotiation will be representative of the number or percentage of homes sold in future periods, (c) the quality of our loan portfolio will continue in future periods, (d) we will have adequate liquidity in future periods, or (e) we will qualify as “well-capitalized,” “adequately-capitalized” or otherwise in future periods.

We do not update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required by law. Please refer to the documents that BankUnited Financial Corporation files periodically with the SEC, such as the Form 10-K for the 2007 fiscal year, and the report on Form 10-Q for the fiscal quarter ended June 30, 2008, which contain additional important factors that could cause actual results to differ from our current expectations and from the forward-looking statements contained in this press release.

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